REVA FANTOM II Performance and healing patterns by OCT Jo Simonsen, Emil Nielsen Holck, Didier Carrié, Nobert Frey, Matthias Lutz, Joachim Weber-Albers, Darius Dudek, Bernard Chevalier, Jouke Dijkstra, Jens Lassen, Jeffrey Anderson, Evald Høj Christiansen, Alexandre Abizaid, Niels Ramsing Holm On behalf of the FANTOM II investigators Niels Ramsing Holm Aarhus University Hospital, Denmark Exhibit 99.2

The FANTOM BRS Desaminotyrosine based polycarbonate backbone Strut thickness 125µm Sirolimus eluting for 3 months Full resorption within 3-4 years FANTOM II

FANTOM angiographic signature Radiopacity Covalently bound iodine in the polycarbonate backbone FANTOM II

FANTOM OCT signature Baseline 6 month FU FANTOM II 9 month FU

FANTOM BRS by 3D OCT FANTOM II 3D OCT by St Jude OPTIS

REVA FANTOM II – OCT analysis PCI Research Aarhus University Hospital, Skejby ● Denmark OCT billede af baseline og FU strut

Customized analysis QCU-CMS, Leiden University Medical Center, The Netherlands

REVA FANTOM II SKEJBY PCI Research Aarhus University Hospital, Skejby ● Denmark Strut thickness by micro-CT OCT analysis optimized and validated by micro-CT FANTOM II

REVA FANTOM II PCI Research Aarhus University Hospital, Skejby ● Denmark OCT analysis optimized and validated by micro-CT FANTOM II

REVA FANTOM II PCI Research Aarhus University Hospital, Skejby ● Denmark Baseline FU FANTOM II

FANTOM in bifurcations FANTOM II

Cohort A - Study Population N= 117 Patients 6 Month Follow-up Clinical & Imaging 6 Month Follow-up Clinical (n=108) Angiographic n=100 OCT n=73 Long Term Follow-up Clinical (annual through 5 years) Cohort B - Study Population N= 123 Patients 9 Month Follow-up Clinical & Imaging 6 Month Follow-up Clinical FU Long Term Follow-up Clinical (annual through 5 years) Angiographic ) N=105 OCT n=80 FANTOM II Study Population N= 240 Total Patients Enrolled FANTOM II

Mean stent area Baseline Follow-up Difference p-value Mean stent area (mm2) Cohort A 7.1 (1.5) 7.2 (1.4) 0.1 (-0.02;0.24) 0.12 Cohort B 7.4 (1.6) 7.3 (1.5) -0.1(-0.2;0.0) 0.16 Baseline FANTOM II Mean stent area, Cohort A Mean stent area, Cohort B 6m follow-up 9m follow-up Baseline Baseline

Minimal stent area Baseline Follow-up Difference p-value Minimal stent area (mm2) Cohort A 7.1 (1.5) 7.2 (1.4) 0.1 (-0.02;0.24) 0.12 Cohort B 6.1 (1.4) 6.0 (1.3) -0.1(-0.2;0.1) 0.43 FANTOM II 6m follow-up Baseline 9m follow-up Baseline Minimal stent area, Cohort B Minimal stent area, Cohort A

Mean lumen area Baseline Follow-up Difference p-value Mean lumen area (mm2) Cohort A 6.8 (1.7) 5.7 (1.4) -1.1 (-1.3;-0.9) <0.0001 Cohort B 7.1 (1.6) 5.6 (1.5) -1.6 (-1.7;-1.4) <0.0001 Baseline Baseline FANTOM II Mean luminal area, Cohort A Mean luminal area, Cohort B 9m follow-up 6m follow-up Baseline Baseline

Minimal lumen area Baseline Follow-up Difference p-value Minimal lumen area (mm2) Cohort A 6.8 (1.7) 5.7 (1.4) -1.1 (-1.3;-0.9) <0.0001 Cohort B 5.7 (1.4) 4.0 (1.4) -1.7(-1.9;-1.4) <0.0001 Baseline Baseline FANTOM II Minimal luminal area, Cohort A Minimal luminal area, Cohort B 6m follow-up 9m follow-up Baseline Baseline

FANTOM II

Malapposition




Malapposition
Cohort A
Malapposition %
40
30
20
10
01234
Baseline
6m follow-up


Malapposition
Cohort B
Malapposition %
25
20
15
10
5
0
Baseline
9m follow-up

		Baseline	Follow-up
Malapposition	**Cohort A**	0.8% (0.0;3.5)	0.0% (0.0;0.0)
	Cohort B	1.6% (0.1;5.2)	0.0% (0.0;0.0)

PCI Research
Aarhus University Hospital, Skejby • Denmark
FANTOM II OCT
euro PCR

Extra-stent lumen Baseline Follow-up Extra stent lumen area (mm2) Cohort A 0.05 (0.02;0.13) 0.00 (0.00;0.02) Extra stent lumen area (mm2) Cohort B 0.08 (0.03;0.18) 0.00 (0.00;0.02) FANTOM II

FANTOM II

Neointimal area



	6 months **Cohort A**	9 months **Cohort B**
Mean neointimal area (mm^2)	1.2 (1.0;1.4)	1.4 (1.2;1.7)

Median (IQR)

PCI Research
Aarhus University Hospital, Skejby ● Denmark

FANTOM II OCT

euro PCR

FANTOM II

Neointimal thickness



	6 months **Cohort A**	9 months **Cohort B**
Mean neointimal thickness (µm)	57 (40;77)	77 (57;105)

Median (IQR)

PCI Research
Aarhus University Hospital, Skejby ● Denmark
FANTOM II OCT
euro PCR

Strut coverage 6 months Cohort A 9 Months Cohort B Covered struts 98.1% (95.9;99.4) 99.0% (98.3;100.0) Strut-level results FANTOM II Cohort A Cohort B

Conclusion OCT properties allows for in-procedure 3D evaluation Expected slight decrease in lumen area after 9 months No stent area reduction – no late recoil High completeness of strut coverage Limited neointimal growth Excellent resolution of acute extra-stent lumen and malapposition The Fantom BRS show promising healing patterns after 6 and 9 months